UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 30, 2011
Date of Report (Date of earliest event reported)

SUN BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC Commission File Number)	(IRS Employer Identification Number)

226 Landis Avenue, Vineland, New Jersey	08360
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (856) 691-7700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

INFORMATION TO BE INCLUDED IN REPORT

Section 7 – Regulation FD

Item 7.01                      Regulation FD Disclosure.

On August 30, 2011, Sun Bancorp, Inc. (the “Registrant”) issued a press release announcing the filing of a universal shelf Registration Statement on Form S-3 with the Securities and Exchange Commission.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Section 9 – Financial Statements and Exhibits

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated August 30, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.
Date: August 30, 2011	By:	/s/ Thomas X. Geisel
Thomas X. Geisel President and Chief Executive Officer